SCHEDULE 14A INFORMATION

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Northern Lights Variable Trust

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Power Momentum Index Portfolio

Class 1 Shares
(formerly JNF SSgA Sector Rotation Portfolio)

Power Dividend Index Portfolio

Class 1 Shares
(formerly JNF SSgA Tactical Allocation Portfolio)

each a series of

Northern Lights Variable Trust

17605 Wright Street

Omaha, Nebraska 68130

Dear Shareholder,

We are asking for your support to allow the Power Momentum Index Portfolio and the Power Dividend Index Portfolio (each a "Portfolio"), each a series of Northern Lights Variable Trust (the "Trust"), to approve an investment advisory agreement with the Portfolios' new investment adviser (W.E. Donoghue & Co., LLC) which is currently serving the Portfolios as interim investment adviser following the resignation and termination of the prior investment adviser.

To accomplish this, the Portfolios will hold a Special Meeting of Shareholders on April [_], 2017 at the offices of the Trust's administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 at 10:00 a.m. Eastern Time where the respective Portfolio's shareholders will vote on approving a new advisory agreement between the Portfolio and W.E. Donoghue & Co., LLC.

W.E. Donoghue & Co., LLC is seeking an advisory fee equal to 1.00% of average daily net assets to be paid by each respective Portfolio, which is an increase from the rate paid under the prior advisory agreement of 0.65% that was paid to the prior investment adviser (JNF Advisors, Inc.). However, at least until April 30, 2019, W.E. Donoghue & Co., LLC will reduce its fee to 0.65%; as well as cap each Portfolio's Class 1 expenses at 1.25%, subject to certain exclusions.

The Portfolios' Board of Trustees approved this proposal with the belief that this proposal is in the best interests of each Portfolio and each Portfolio's shareholders. The Board unanimously recommends a vote "for" this proposal. Your vote is important. Your prompt response will reduce the need for a Portfolio to conduct further solicitation of proxy votes. Please note that the costs of this proxy will be paid by W.E. Donoghue & Co., LLC and not by a Portfolio or its shareholders.

Please review the enclosed proxy materials and cast your vote as instructed.

Thank you for your support and for investing with us.

Sincerely,

Stephanie Shearer, Secretary

Northern Lights Variable Trust

Q. Why am I receiving this proxy statement?

A. W.E. Donoghue & Co., LLC is seeking approval for an investment advisory agreement, which will increase the management fee paid by each Portfolio. However, at least until April 30, 2019, W.E. Donoghue & Co., LLC will reduce its management fee to 0.65%.

Q. What will the investment advisory fee be upon approval of the New Advisory Agreement?

A. The investment advisory fee for each Portfolio under the investment advisory agreement will be 1.00%. The current fee under an interim investment advisory agreement is 0.65%. However, at least until April 30, 2019, W.E. Donoghue & Co., LLC will reduce its fee to 0.65%.

Q. Who will pay for this proxy and the related costs?

A. All costs of this proxy will be paid by the Portfolios' interim investment adviser and not by a Portfolio or its shareholders.

Q. What's the deadline for submitting my vote?

A. We encourage you to vote as soon as possible to make sure that the respective Portfolio receives enough votes to act on the respective proposal. By voting promptly you will reduce the need for a Portfolio to solicit shareholders for their votes. Unless you attend the Special Meeting to vote in person, your vote must be received by 11:59 p.m. on April [_], 2017.

Q. Who is eligible to vote?

A. Any shareholder who owned shares of the respective Portfolio on the "record date," which was March [_], 2017 (even if that shareholder has since sold those shares).

Q. How can I vote?

A. You may vote by mailing in your enclosed proxy card, by phone, by internet or in person at the Special Meeting.

Power Momentum Index Portfolio

Class 1 Shares
(formerly JNF SSgA Sector Rotation Portfolio)

Power Dividend Index Portfolio

Class 1 Shares
(formerly JNF SSgA Tactical Allocation Portfolio)

each a series of

Northern Lights Variable Trust

17605 Wright Street

Omaha, Nebraska 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held April [_], 2017

Dear Shareholders:

The Board of Trustees of Northern Lights Variable Trust (the "Trust"), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders ("Special Meeting") of Power Momentum Index Portfolio (formerly JNF SSgA Sector Rotation Portfolio) and shareholders of Power Dividend Index Portfolio (formerly JNF SSgA Tactical Allocation Portfolio) (each a "Portfolio"), to be held at the offices of the Trust's administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on April [_], 2017, at 10:00 a.m. , Eastern Time, for the following purposes:

The Special Meeting has been called by the Board of Trustees for the following purposes:

1.	To approve a New Advisory Agreement by and between the Trust, on behalf of each Portfolio, and W.E. Donoghue & Co., LLC, with respect to each Portfolio.

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on March [_], 2017 are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Special Meeting to be Held on April [_], 2017. The Notice of Special Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about March [_], 2017.

A copy of the Notice of Shareholder Special Meeting, the Proxy Statement (including the New Advisory Agreement) and Proxy Voting Ballot are available at www.proxyonline.com.

By Order of the Board of Trustees

Stephanie Shearer, Secretary

March [_], 2017

YOUR VOTE IS IMPORTANT

To assure your representation at the Special Meeting, please vote by completing the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, or by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the Special Meeting. If you attend the Special Meeting, you may revoke your proxy and vote your shares in person.

Power Momentum Index Portfolio

Class 1 Shares

(formerly JNF SSgA Sector Rotation Portfolio)

Power Dividend Index Portfolio

Class 1 Shares

(formerly JNF SSgA Tactical Allocation Portfolio)

each a series of

Northern Lights Variable Trust

with its principal offices at

17605 Wright Street

Omaha, Nebraska 68130

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held April [_], 2017

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board of Trustees" or the "Board") of Northern Lights Variable Trust (the "Trust") on behalf of Power Momentum Index Portfolio (formerly JNF SSgA Sector Rotation Portfolio) and Power Dividend Index Portfolio (formerly JNF SSgA Tactical Allocation Portfolio) (each a "Portfolio"), for use at the special meeting of shareholders (the "Special Meeting") to be held at the offices of the Trust's administrator at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on April [_], 2017 at 10:00 a.m. Eastern Time, and at any and all adjournments thereof. The Notice of Special Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about March [_], 2017.

The Special Meeting has been called by the Board of Trustees for the following purposes:

1.	To approve a New Advisory Agreement by and between the Trust, on behalf of each Portfolio, and W.E. Donoghue & Co., LLC (the "Adviser"), with respect to each Portfolio.

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on March [_], 2017 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

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A copy of each Portfolio's most recent annual report, including financial statements and schedules, is available at no charge by sending a written request to the Power Momentum Index Portfolio and/or Power Dividend Index Portfolio, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, by calling toll-free 1-[________].

PROPOSAL

Approval of a New Advisory Agreement between the Trust and W.E. Donoghue & Co., LLC ("WEDCO ") with respect to the Power Momentum Index Portfolio and the Power Dividend Index Portfolio

Background

Each Portfolio was previously managed by JNF Advisors, Inc. pursuant to an advisory agreement between the Trust and JNF Advisors, Inc. (the "Prior Advisory Agreement"). JNF Advisors, Inc. was responsible for management of each Portfolio's investments and assuring that investments were made according to the respective investment objective, policies and restrictions.

On March 1, 2017, the Prior Advisory Agreement terminated when JNF Advisors, Inc. underwent a change in control, that caused the automatic termination of the Prior Advisory Agreement. JNF Advisors, Inc. had engaged SSgA Funds Management, Inc. as the subadviser for each Portfolio pursuant to a sub-advisory agreement. This sub-advisory agreement also terminated on March 1, 2017 because of the change in control of JNF Advisors, Inc. At a meeting held on December 6-7, 2016, in anticipation of these terminations, the Board approved the appointment of WEDCO as the new investment adviser to the Portfolios. WEDCO currently serves a variety of retail, registered investment funds and institutional investor clients and manages over $1 billion in assets. Effective March 1, 2017, WEDCO manages each Portfolio pursuant to an interim advisory agreement ("Interim Agreement") with the Trust. Under the Interim Agreement, the investment advisory fee paid by the Portfolios remains unchanged at an annual rate equal to 0.65% of the respective Portfolio's average daily net assets. The Interim Agreement will terminate on July 29, 2017, or earlier if the definitive investment advisory agreement (the "New Advisory Agreement") is approved at the Special Meeting by a majority of a respective Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as revised (the "1940 Act"). Pursuant to the terms of the Interim Agreement, WEDCO manages each Portfolio's investments on a day-to-day basis.

Prior Advisory Agreement

Under the terms of the Prior Advisory Agreement, JNF Advisors, Inc. was entitled to receive an annual advisory fee from each respective Portfolio equal to 0.65% of the respective Portfolio's average daily net assets. The Board, including the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the 1940 Act, unanimously approved the renewal of the Prior Advisory Agreement at a meeting held on December 8 and 9, 2015. The initial shareholder of each respective Portfolio had approved Prior Advisory Agreement on May 1, 2007. During the fiscal year ended December 31, 2016, Power Momentum Index Portfolio incurred $503,636 in advisory fee expenses. During the fiscal year ended December 31, 2016

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the Power Dividend Index Portfolio incurred $102,790 in advisory fee expenses, of which $25,837 were waived by JNF Advisors, Inc. Gross and net advisory expenses would have been the same if the New Advisory Agreement had been in place. During the year ended December 31, 2016, the Power Momentum Index Portfolio and Power Dividend Index Portfolio incurred $193,706, and $39,534, respectively, in distribution/12b-1 fees which were paid to or owed to affiliates of JNF Advisors, Inc. for distribution and shareholder services.

JNF Advisors, Inc. had contractually agreed, through April 30, 2017, to waive its investment advisory fees and/or reimburse the Portfolios to the extent that the ratio of expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, indirect expenses associated with the Portfolio's investments (such as acquired fund fees and expenses, or expenses of any other underlying investments in collective investment vehicles or derivative instruments), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Portfolio officers and Trustees, contractual indemnification of Portfolio service providers (other than JNF Advisors, Inc.)) to net assets on an annual basis exceeds 1.25% for each of the Portfolios. After such time, JNF Advisors, Inc. may have voluntarily waived all or a portion of its management fee and/or reimburse all or a portion of Portfolio operating expenses. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the Portfolio's and increasing its overall return to investors at the time any such amounts were waived/and or reimbursed. Any such waiver or reimbursement was subject to later adjustment to allow JNF Advisors, Inc., if it continued to serve as investment adviser, to recoup amounts waived or reimbursed, provided, however, that JNF Advisors, Inc. shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

New Advisory Agreement

Under the New Advisory Agreement, WEDCO will receive an annual fee from the respective Portfolio equal to 1.00% of the Portfolio's average daily net assets. However, for the first two years of Portfolio operations with WEDCO (through April 30, 2019), WEDCO will reduce its fee to 0.65% of the respective Portfolio's average daily net assets.

WEDCO has also contractually agreed to reduce its fees and to reimburse expenses (the "New Expense Limitation Agreement") for the first two years of Portfolio operations with WEDCO (through April 30, 2019) to cap each Portfolio's Class 1 expenses at 1.25% of average daily net assets, subject to certain exclusions.

Subject to shareholder approval, the Trust on behalf of each Portfolio will enter into the New Advisory Agreement with WEDCO. If the New Advisory Agreement is not approved by the shareholders of a Portfolio, the Board will consider other options, including a new or modified request for shareholder approval of a new advisory agreement or liquidating the Portfolio.

The New Advisory Agreement will become effective with respect to the respective Portfolio upon approval by the shareholders of the respective Portfolio. Other than fees, the New Advisory Agreement is similar in all material respects to the Prior Advisory Agreement, except that the date of its execution, effectiveness, and expiration are different.

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The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the respective Portfolio, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The New Advisory Agreement automatically terminates on assignment and is terminable on not more than 60 days' notice by a Portfolio. In addition, the New Advisory Agreement may be terminated upon 60 days' notice by WEDCO given to a Portfolio. The New Advisory Agreement, like the Prior Advisory Agreement, provides that an adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. The New Advisory Agreement is identical in all material respects to the Prior Advisory Agreement, except for the advisory fee rate and the date of execution, effectiveness, and termination.

The New Advisory Agreement is attached as Exhibit A. The New Expense Limitation Agreement is attached as Exhibit B. You should read the new agreements. The descriptions in this Proxy Statement of the new agreements are only summaries.

Comparative Fee Information

Fee Comparison

Had the New Advisory Agreement been in place during the year ended December 31, 2016, the aggregate gross and net fees paid by the Portfolios would have differed under the New Advisory Agreement from those paid under the Prior Advisory Agreement as follows:

Power Momentum Index Portfolio (formerly JNF SSgA Sector Rotation Portfolio)

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Prior Advisory Fee	New Advisory Fee (Pro Forma)
Management Fees	0.65%	1.00%
Distribution and Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.31%	0.31%
Acquired Fund Fees and Expenses(1)	0.13%	0.13%
Total Annual Portfolio Operating Expenses	1.34%	1.69%
Fee Waiver and/or Reimbursement(2)	0.00%	(0.35)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement	1.34%	1.34%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio's financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies.

(2) The Portfolio's proposed adviser has contractually agreed to waive 0.35% of its advisory fee and reimburse expenses of the Portfolio, at least until April 30, 2019 to ensure that Total Annual Portfolio Operating Expenses After Expense Waiver and

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Reimbursements (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation, will not exceed 1.25% of the Portfolio's average daily net assets. For purposes of fee comparison, the table above assumes the proposed adviser's fee waiver and reimbursement agreement was in place during the fiscal year ended December 31, 2016. The Portfolio's prior adviser had contractually agreed to waive its fees and reimburse expenses of the Portfolio, at least until April 30, 2017 to ensure that Total Annual Portfolio Operating Expenses After Expense Waiver and Reimbursements (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Portfolio officers and Trustees, contractual indemnification of Portfolio service providers (other than the Adviser)) will not exceed 1.25% of the Portfolio. These fee waivers and expense reimbursements by the Adviser are subject to possible recoupment from the Portfolio in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Portfolio's Board of Trustees on 60 days' written notice to the adviser. For purposes of fee comparison, the table above assumes the prior adviser's and proposed adviser's expense limitation was in place during the fiscal year ended December 31, 2016.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each insurance contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Prior Advisory Agreement

1 Year	3 Years	5 Years	10 Years
$136	$425	$734	$1,613

New Advisory Agreement

1 Year	3 Years	5 Years	10 Years
$136	$463	$850	$1,938

If the New Advisory Agreement and fee waiver had been in place during the year ended December 31, 2016, the Portfolio would have incurred the same aggregate advisory fees pursuant to the Existing Advisory Agreement and New Advisory Agreement of $503,636.

Power Dividend Index Portfolio JNF SSgA Tactical Allocation Portfolio

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Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Prior Advisory Fee	New Advisory Fee (Pro Forma)
Management Fees	0.65%	1.00%
Distribution and Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.51%	0.51%
Acquired Fund Fees and Expenses(1)	0.27%	0.27%
Total Annual Portfolio Operating Expenses	1.68%	2.03%
Fee Waiver and/or Reimbursement (2)	(0.16)%	(0.51)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement	1.52%	1.52%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio's financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies.

(2) The Portfolio's proposed adviser has contractually agreed to waive 0.35% of its advisory fee and reimburse expenses of the Portfolio, at least until April 30, 2019 to ensure that Total Annual Portfolio Operating Expenses After Expense Waiver and Reimbursements (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation, will not exceed 1.25% of the Portfolio's average daily net assets. For purposes of fee comparison, the table above assumes the proposed adviser's fee waiver and reimbursement agreement was in place during the fiscal year ended December 31, 2016. The Portfolio's prior adviser had contractually agreed to waive its fees and reimburse expenses of the Portfolio, at least until April 30, 2017 to ensure that Total Annual Portfolio Operating Expenses After Expense Waiver and Reimbursements (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Portfolio officers and Trustees, contractual indemnification of Portfolio service providers (other than the Adviser)) will not exceed 1.25% of the Portfolio. These fee waivers and expense reimbursements by the Adviser are subject to possible recoupment from the Portfolio in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Portfolio's Board of Trustees on 60 days' written notice to the adviser. For purposes of fee comparison, the table above assumes the prior adviser's and proposed adviser's expense limitation was in place during the fiscal year ended December 31, 2016.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each insurance contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Prior Advisory Agreement

1 Year	3 Years	5 Years	10 Years
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$155	$514	$898	$1,974

New Advisory Agreement

1 Year	3 Years	5 Years	10 Years
$155	$535	$996	$2,274

If the New Advisory Agreement and fee waiver had been in place during the year ended December 31, 2016, the Portfolio would have incurred the same aggregate advisory fees pursuant to the Existing Advisory Agreement and New Advisory Agreement of $102,790, of which $25,837 would have been waived under the Prior Advisor's or Proposed Adviser's expense limitation agreement. Net advisory fees would have been 75% of gross advisory fees.

Information Concerning W.E. Donoghue & Co., LLC

WEDCO is a Delaware limited liability company located at 629 Washington Street, Norwood, Massachusetts 02062. The names, addresses, and principal occupations of the principal executive officers and controlling members of WEDCO as of the date of this Proxy Statement are set forth below:

Name and Address*:	Principal Occupation:
Jeffrey R. Thompson	President and Chief Executive Officer
Molari, Richard	Chief Operations Officer
William B. Dowler	Treasurer and Chief Compliance Officer
W.E. Donoghue & Co., Inc.	Member
WEDCO Acquisition Co., LLC	Controlling Member**

*The address of each principal executive officer and the member listed is c/o W.E. Donoghue & Co., LLC, 629 Washington Street, Norwood, Massachusetts, 02062.

** WEDCO Acquisition Co., LLC is wholly-owned by Minella Capital Management LLC, which is owned by David A. Minella, each have the following address: 9864 Brassie Bend, Naples, Florida 34109. David A. Minella indirectly controls WEDCO.

WEDCO also serves as investment adviser to funds with similar investment objectives as those of the Portfolios: Power Momentum Index Fund ("PMIF") and Power Dividend Index Fund ("PDIF"), each a series of Northern Lights Fund Trust. Additional information about PMIF and PDIF is provided in the table below:

Fund	Net Assets as of February 28, 2017	Rate of Annual Advisory Fee	Annual Expense Limitation
PMIF	$29,607,886.49	1.00%	2.25% for Class A shares 3.00% for Class C shares 2.00% for Class I shares
PDIF	$698,165,735.87	1.00%	2.25% for Class A shares 3.00% for Class C shares 2.00% for Class I shares

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Evaluation by the Board of Trustees

In connection with the regular meeting held on December 6-7, 2016 of the Board of Trustees of Northern Lights Variable Trust, including a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an interim investment advisory agreement and the New Advisory Agreement between a new adviser, W.E Donoghue & Co., LLC, and the Trust, with respect to the JNF SSgA Sector Rotation Portfolio (now known as Power Momentum Index Portfolio) and the JNF SSgA Tactical Allocation Portfolio (now known as Power Dividend Index Portfolio). In considering the approval of the interim investment advisory agreement and the New Advisory Agreement, the Board received materials specifically relating to the agreements.

The Trustees were assisted by independent legal counsel throughout the review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the interim and New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions.

Nature, Extent and Quality of Services. The Trustees noted that WEDCO was founded in 1986, and managed approximately $1.85 billion in assets, specializing in the management of tactical investment strategies. The Trustees reviewed the background information of the adviser's key investment personnel who would be responsible for servicing the Portfolios. The Trustees noted that the adviser demonstrated a focus on risk management and preserving capital by building a flexible tactical risk overlay into its investment strategy. They further noted that the adviser would monitor compliance with each Portfolio's investment limitations by ensuring that the holdings of each Portfolio align with their respective index. They further considered that the adviser reported no material compliance or litigation issues over the past 36 months. The Trustees stated that they were familiar with the adviser due to its management of other mutual funds within the Trust group, and based on those experiences, they agreed that the adviser had demonstrated a commitment to strong compliance with a risk management program focused on capital preservation. The Trustees concluded that the adviser should provide quality service to the Portfolios and their prospective shareholders.

Performance. The Trustees noted that the Power Momentum Index was a rules based index that selected the five stocks in each of ten sectors of the S&P 500 that produced the highest risk-adjusted returns over the previous calendar quarter with the adviser then utilizing its own indicators to signal when to move into or out of each of sectors. They further noted that the performance presented to the Board was based on the rules of the index and was back tested only and did not include the actual experience of any investor. The Trustees reviewed the index returns and noted that the index demonstrated strong average annualized returns since inception in 1999, despite significant underperformance over the last year. The Trustees concluded that the adviser had substantial experience managing assets and the index returns indicated that the Portfolio has the potential to perform well based on the index returns.

The Trustees noted that the Power Dividend Index was comprised of 50 stocks equally weighted and chosen through a rules based process, in which the stocks must also generate

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income by paying dividends and be listed in the S&P 500. They further noted that the returns presented to the Board were largely back tested as opposed to having been the result of actual client experience. The Trustees reviewed the Power Dividend Index returns and noted that the returns since inception and over the past 10 years were very strong when compared to the S&P 500, while the one-year and five-year returns lagged the index but still would have provided solid returns for shareholders. The Trustees concluded that the adviser had substantial experience managing assets and the index returns indicate that the Portfolio has the potential to perform well based on the index returns.

Fees and Expenses. The Trustees noted that the adviser had proposed an advisory fee of 1.00% for each Portfolio, with a two-year waiver which would reduce the amount of the advisory fee to 0.65%, which was lower than its peer group average and equal to the Large Value Morningstar category average. They discussed that the 1.0% fee was higher than the average of the benchmarks, but within the range of each. The Trustees noted that the net expense ratio of each Portfolio was higher than the net expense ratio of both its peer group average, and the Morningstar category, but was well within the range of both. They further noted that the adviser had agreed to an expense limitation agreement with respect to each Portfolio for a two-year period commencing as of the date of the new agreement. The Trustees acknowledged the adviser's statements that each Portfolio's expenses may decline with the implementation of the proposed new investment strategy. After discussion, the Trustees concluded that the proposed advisory fee was reasonable.

Economies of Scale. The Trustees noted that the adviser estimated economies of scale would be realized by the adviser at approximately $1 billion in total assets for each Portfolio respectively. They noted the adviser indicated its willingness to consider breakpoints in each Portfolio's advisory fee as each Portfolio's assets grew. After discussion, the Trustees agreed that the absence of breakpoints was acceptable at this time.

Profitability. The Trustees noted that adviser anticipates earning a modest profit from its relationship with the Portfolios. The Trustees reviewed a profitability analysis provided by the adviser and noted that, based on the information provided, the profit to be earned by the adviser from its relationship with each Portfolio was not excessive.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was reasonable and that approval of the New Advisory Agreement was in the best interests of Portfolios and the shareholders and would be subject to shareholder vote.

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of each respective Portfolio vote "FOR" approval of the New Advisory Agreement.

OTHER INFORMATION

Operation Of The Portfolios

9

The Portfolios are each a series of Northern Lights Variable Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on November 2, 2005. The principal executive offices of Northern Lights Variable Trust are located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130. The Board supervises the business activities of the Portfolios. Like other mutual funds, the Portfolios retain various organizations to perform specialized services. Each Portfolio currently retains W.E Donoghue & Co., LLC as its interim investment adviser. Northern Lights Distributors, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Portfolios. Gemini Fund Services, LLC, located at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, provides the Portfolios with transfer agent, accounting, compliance, and administrative services.

The Proxy

The Board solicits proxies so that each shareholder has the opportunity to vote the proposal to be considered at the Special Meeting. A proxy for voting your shares at the Special Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Special Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Advisory Agreement and at the discretion of the holders of the proxy on any other matter that may come before the Special Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Special Meeting.

Voting Securities And Voting

Shares of a Portfolio or Portfolios have been purchased at your direction by your insurance company, through its separate accounts ("Separate Accounts") to serve as investment options under your variable annuity contract or variable life insurance policy. Shares of the Portfolios are available as investment options in variable annuity contracts and variable life insurance policies issued by an insurance company ("Variable Contracts") to individuals and to sponsors of group pension and retirement plans. Accordingly, the insurance companies, as the record owners of the shares of the Portfolios are, in most cases, the true "shareholders" of the Portfolio. Holders of Variable Contracts ("Variable Contract Holders") that are registered with the SEC generally have the right to instruct the insurance company that issued the Variable Contract on how to vote on the Proposal set forth in this Proxy Statement for the Portfolio that they have chosen as an investment option.

The Separate Accounts of the participating insurance companies are the record owners of the shares of the Portfolios. The participating insurance companies will vote the shares of the Portfolios at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts. Participating insurance companies, which through Separate Accounts hold shares of the Portfolios, will be counted as the respective Portfolio's shareholders in determining whether a quorum is present. Because a significant percentage of each Portfolio's shares are held by insurance companies, which use proportional voting, the presence of such insurance companies at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

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As of the Record Date, ____________ shares of beneficial interest of the Power Momentum Index Portfolio were issued and outstanding; and ____________ shares of beneficial interest of the Power Dividend Index Portfolio were issued and outstanding.

All shareholders of record of the respective Portfolio on the Record Date are entitled to vote at the Special Meeting on the Proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting.

Shareholders of record of a Portfolio will vote separately on the Proposal. An affirmative vote of the holders of a majority of the outstanding shares of the respective Portfolio is required for the approval of the Proposal. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Portfolio means the vote of (1) 67% or more of the voting shares of the Portfolio present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Portfolio, whichever is less. If shareholders of a Portfolio fail to approve the Proposal, the Board will consider other options, including a new or modified request for shareholder approval of a similar proposal. The Board of Trustees of the Trust unanimously recommends a vote "FOR" the Proposal for each Portfolio.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the respective Portfolio represented at the Special Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the Proposal, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

The Trust, on behalf of the Portfolios, does not impose any requirement that a specific percentage of Variable Contract Holders need to give instructions as to how to vote their shares. Where Variable Contract Holders fail to give instructions as to how to vote their shares, the participating insurance companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract Holders who voted. The effect of proportional voting is that if a large number of Variable Contract Holders fail to give voting instructions, a small number of Variable Contract Holders may determine the outcome of the vote.

Security Ownership of Management and Certain Beneficial Owners

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of a Portfolio on the Record Date. As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of a Portfolio:

Power Momentum Index Portfolio

Name & Address	Shares	Percentage of Portfolio
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Jefferson National 10350 Ormsby Park Place Louisville, KY 40223	[__]	[_]%

Power Dividend Index Portfolio

Name & Address	Shares	Percentage of Portfolio
Jefferson National 10350 Ormsby Park Place Louisville, KY 40223	[__]	[_]%

Shareholders owning more than 25% of the shares of a Portfolio are considered to "control" the Portfolio, as that term is defined under the 1940 Act. Persons controlling a Portfolio can determine the outcome of any proposal submitted to the shareholders for approval.

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Portfolio as of the Record Date.

Shareholder Proposals

The Trust has not received any shareholder proposals to be considered for presentation at the Special Meeting. Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Stephanie Shearer, Secretary, Northern Lights Variable Trust, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. Shareholder proposals may also be raised from the floor at the Special Meeting without prior notice to the Trust.

Cost Of Solicitation

The Board is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, LLC, a proxy solicitation firm, to assist in the solicitation. The Portfolios expect that no fees will be paid to AST Fund Solutions, LLC for proxy solicitation services. Any such expenses will be borne by WEDCO. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Special Meeting and the cost of soliciting proxies will be borne by WEDCO. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Portfolios

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of whom they have knowledge, and WEDCO will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and WEDCO may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

Other Matters

The Board knows of no other matters to be presented at the Special Meeting other than as set forth above. If any other matters properly come before the Special Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

Proxy Delivery

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-631-470-2600, or write the Trust at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

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Important Notice Regarding the Availability of Proxy materials for the Shareholder Special Meeting to be Held on April [_], 2017

A copy of the Notice of Shareholder Special Meeting, the Proxy Statement (including copies of the proposed advisory agreement), and Proxy Voting Ballot are available at www.proxyonline.com.

BY ORDER OF THE BOARD OF TRUSTEES

Stephanie Shearer, Secretary

Dated March [_], 2017

If you have any questions before you vote, please call our proxy information line at 1-877-536-1564 or 1-800-284-1755. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope OR CALL THE Toll-free NUMBER OR CONNECT to the internet address LISTED ON YOUR PROXY CARD.

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Exhibit A

FORM OF ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT
Between
NORTHERN LIGHTS VARIABLE TRUST
and
W.E. DONOGHUE & CO., LLC

AGREEMENT (the "Agreement"), made as of [____], 2017 between Northern Lights Variable Trust, a Delaware statutory trust (the "Trust"), and W.E. Donoghue & Co., LLC., a Delaware limited liability company (the "Adviser") located at 629 Washington Street, Norwood, Massachusetts 02062.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to the Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:
1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to the Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser or any sub-adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities

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Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to the Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser's obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Reserved.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in "control," as that term is defined in Section 2 of the Act. The Adviser understands and acknowledges that it shall bear all costs and expenses of a shareholder meeting necessitated by a change in management or control of the Adviser. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Fund.

2. Expenses of the Funds.

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2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. The Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

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2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions and Other Costs of Acquiring Securities. All brokers' commissions and other charges incident to the purchase, sale, holding, or lending of the Fund's portfolio securities, including acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), and borrowing costs (such as interest and dividend expense on securities sold short).

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, the Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to the Fund is set forth in Appendix A to this Agreement. If this Agreement shall be effective for only a portion of a month with respect to the Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4.  Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time, and may delegate such authority to one or more sub-advisers retained in accordance with Section 9 below. Such proxies will be voted in a manner that the Adviser, or any applicable sub-adviser deems, in good faith, to be in the best interest of the Fund and in accordance with the proxy voting policy of the Adviser or the applicable sub-adviser. The Adviser or any applicable sub-adviser agrees to provide a copy of all applicable proxy voting policies to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5.  Records.

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5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats the Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6.  Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of the Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7.  Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8.  Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9.    Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of the Fund. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any

A-5

matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin as of the date and year upon which the Fund listed on Appendix A commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to the Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14.   Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15.   Termination of Agreement.

This Agreement may be terminated at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by the Trust, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16.   Use of Name.

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The Trust is named the Northern Lights Fund Trust and the Fund may be identified, in part, by the name "Northern Lights."

17.   Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or the Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or the Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of the Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18.   Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about the Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS VARIABLE TRUST By: ________________ Name: Andrew Rogers Title: President	W.E. DONOGHUE & CO., LLC By: ________________ Name: Title:

NORTHERN LIGHTS VARIABLE TRUST
INVESTMENT ADVISORY AGREEMENT

APPENDIX A

ANNUAL ADVISORY FEE AS A % OF

NAME OF FUND AVERAGE NET ASSETS OF THE FUND

Power Dividend Index Portfolio 1.00%

Power Momentum Index Portfolio 1.00%

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Exhibit B

OPERATING EXPENSES LIMITATION AND SECURITY AGREEMENT

NORTHERN LIGHTS VARIABLE TRUST

OPERATING EXPENSES LIMITATION
AND SECURITY AGREEMENT

W.E. DONOGHUE & CO., LLC

THIS OPERATING EXPENSES LIMITATION AND SECURITY AGREEMENT (the "Agreement") is made the 21st day of February 2017, with obligations herein to be effective when W.E. Donoghue & Co., LLC commences provision of advisory services (on about March 1, 2017), by and between NORTHERN LIGHTS VARIABLE TRUST, a Delaware statutory trust (the "Trust"), on behalf of a portfolio to be known as the Power Dividend Index Portfolio (the "Power Dividend") and a portfolio to be known as the Power Momentum Index Portfolio ("Power Momentum") (collectively referred to as the "Funds") each a series of the Trust, and the Advisor of the Funds, W.E. Donoghue & Co., LLC (the "Advisor").

RECITALS:

WHEREAS, the Advisor will render or renders advice and services to the Funds pursuant to the terms and provisions of an Interim Investment Advisory Agreement or an Investment Advisory Agreement between the Trust and the Advisor (the "Advisory Agreements"); and

WHEREAS, the Funds are responsible for, and have assumed the obligation for, payment of certain expenses pursuant to the Advisory Agreements that have not been assumed by the Advisor; and

WHEREAS, the Advisor desires to limit the Funds Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Funds) desires to allow the Advisor to implement those limits; and

WHEREAS, as a condition to the continuation of its contractual relationship with the Advisor, the Trust has required that Advisor grant to the Trust a continuing security interest in and to a designated account of the Advisor established with Gemini Fund Services, LLC, Transfer Agent to the Funds, or its successor and assigns (the "Securities Intermediary"), for so long as the Funds' assets remain below $15 million;

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1. Limit on Operating Expenses. The Advisor hereby agrees to limit the Funds' current Operating Expenses to an annual rate, expressed as a percentage of the Funds' average daily net assets for the month, to the amounts listed in Appendix A (the "Annual Limit"). In the event that the current Operating Expenses of a Fund, as accrued each month, exceed its Annual Limit, the Advisor will pay to the respective Fund, on a monthly basis, the excess expense within the first ten days of the month following the month in which such Operating Expenses were incurred (each payment, a "Fund Reimbursement Payment").

2. Definition. For purposes of this Agreement, the term "Operating Expenses" with respect to the Funds are defined to include all expenses necessary or appropriate for the operation of the Funds and including the Advisor's investment advisory or management fee detailed in the Advisory Agreements, any Rule 12b-l fees and other expenses described in the Advisory Agreements, but does not include: (i) any front-end or contingent deferred loads;

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(ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)).

3. Reimbursement of Fees and Expenses. The Advisor retains its right to receive in future years on a rolling three year basis (three years from the end of the year in which the Fund Reimbursement Payment was made), reimbursement of any Fund Reimbursement Payments paid by the Advisor pursuant to this Agreement, if such reimbursement can be achieved within the Operating Expense Limitations listed in Appendix A.

4. Collateral Account and Security Interest. At any time when the Funds' assets are below $15 million, the Advisor, for value received, hereby pledges, assigns, sets over and grants to the Trust a continuing security interest in and to an account to be established and maintained by the Advisor with the Securities Intermediary and designated as a collateral account (the "Collateral Account"), including any replacement account established with any successor, together with all dividends, interest, stock-splits, distributions, profits and all cash and non-cash proceeds thereof and any and all other rights as may now or hereafter derive or accrue therefrom (collectively, the "Collateral") to secure the payment of any required Fund Reimbursement Payment or Liquidation Expenses (as defined in Paragraph 5 of this Agreement). For so long as this Agreement is in effect, any transfers or conveyances of Collateral to any party shall require the approval of the Board of Trustees of the Trust (the "Board"), except as specified in Section 7(a)(ii) of this Agreement, below. In addition, the Trust will not issue entitlement orders, redeem or otherwise take any action with respect to the Collateral or Collateral Account unless a Collateral Event (defined below under Section 5 of this Agreement) has occurred or is continuing.

5. Collateral Event. In the event that either (a) the Advisor does not make the Fund Reimbursement Payment due in connection with a particular calendar month by the tenth day of the following calendar month or (b) the Board enacts a resolution calling for the liquidation of a Fund (either (a) or (b), a "Collateral Event"), then, in either event, the Board shall have absolute discretion to redeem any shares or other Collateral held in the Collateral Account and utilize the proceeds from such redemptions or such other Collateral to make any required Fund Reimbursement Payment, or to cover any costs or expenses which the Board, in its sole and absolute discretion, estimates will be required in connection with the liquidation of a Fund (the "Liquidation Expenses"). Pursuant to the terms of Paragraph 6 of this Agreement, upon authorization from the Board, but subject to the provisions of the Control Agreement, no further instructions shall be required from the Advisor for the Securities Intermediary to transfer any Collateral from the Collateral Account to the respective Fund. The Advisor acknowledges that in the event the Collateral available in the Collateral Account is insufficient to cover the full cost of any Fund Reimbursement Payment or Liquidation Expenses, a Fund shall retain the right to receive from the Advisor any costs in excess of the value of the Collateral.

6. Control Agreement; Appointment of Attorney-in-Fact. The Advisor agrees to execute and deliver to the Board, in form and substance satisfactory to the Board, a Control Agreement by, between and among the Trust, the Advisor and the Securities Intermediary (the "Control Agreement") pursuant to and consistent with Section 8-106(c) of the New York Uniform Commercial Code, which shall terminate when the Collateral Account is no longer required under this Agreement. Without limiting the foregoing, for so long as the Collateral Account in required under the Agreement, the Advisor hereby irrevocably constitutes and appoints the Trust, through any officer thereof, with full power of substitution, as Advisor's true and lawful Attorney-in-Fact, with full irrevocable power and authority in place and stead of the Advisor and in the name of the Advisor or in the Trust's own name, from time to time, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate actions and to execute and deliver any and all documents and instruments which the Board deems necessary to accomplish the purpose of this Agreement, which power of attorney is coupled with an interest and shall be irrevocable. Without limiting the generality of the foregoing, the Trust shall have the right and power following any Collateral Event to receive, endorse and collect all checks and other orders for the payment of money made payable to the Advisor representing any interest payment, dividend, or other distribution payable in respect of or to the Collateral, or any

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part thereof, and to give full discharge for the same. So long as a Collateral Event has occurred and is continuing, the Board, in its discretion, may direct the Advisor or Advisor's agent to transfer the Collateral in certificated or uncertificated form into the name and account of the Trust or its designee.

7. Covenants. So long as this Agreement shall remain in effect, the Advisor represents and covenants as follows:

(a)	No later than 120 days after a Fund becomes operational, the Advisor shall invest at least $30,000 in the Collateral Account, unless the Funds' assets have reached $15 million by that time (in which case no Collateral Account is required until the Funds' assets fall below $15 million for more than 30 days). Once the Collateral Account is established: (i) the Advisor will maintain at least $30,000 in said account, such that additional amounts will be deposited by the Advisor where Fund outflows or negative Fund performance reduce the Collateral Account below $30,000 for a period of more than thirty days; (ii) when the Funds asset reach $15 million or more in net assets, the Advisor may withdraw all assets from said account, less the minimum amount required to maintain the account open; and (iii) the Advisor hereby agrees to deposit and maintain $30,000 in the Collateral Account within 30 days of the Funds' assets falling below $15 million, where assets have not risen above $15 million at the end of that 30-day period. The Collateral Account may be closed completely upon the Funds' assets reaching $25 million.

(b)	To the fullest extent permitted by law, the Advisor agrees not to challenge any action taken by the Board or the Trust in executing the terms of this Agreement; provided that the action does not constitute willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of the Board under this Agreement, the Advisory Agreement, or to a Fund's shareholders.

(c)	The Trust will not issue entitlement orders, redeem or otherwise take any action with respect to the Collateral or Collateral Account unless a Collateral Event (defined above under Section 5 of this Agreement) has occurred or is continuing.

8. Term. The obligations of this Agreement shall become effective on the date Advisor commences service as interim investment adviser to the Funds, which is expected to occur on or about March 1, 2017, and shall remain in effect until at least April 30, 2019, unless sooner terminated as provided in Paragraph 9 of this Agreement, and shall continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Trustees of the Trust.

9. Termination. This Agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of a Fund, upon sixty (60) days' written notice to the Advisor. This Agreement may not be terminated by the Advisor without the consent of the Board. This Agreement and the Control Agreement will automatically terminate, with respect to a Fund listed in Appendix A if the Advisory Agreement for a Fund is terminated and the Fund continues to operate under the management of a new investment adviser, with such termination effective upon the effective date of the Advisory Agreement's termination for a Fund. This agreement will also terminate with respect to a Fund in Appendix A if the Advisor does not serve that Fund beyond the term of any applicable interim investment advisory agreement, with termination of this agreement with respect to a Fund to be coterminous with the termination or expiration of any applicable interim investment advisory agreement.

10. Assignment. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be

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construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

(Signature Page follows)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

NORTHERN LIGHTS VARIABLE TRUST	W.E. DONOGHUE & CO., LLC
on behalf of Power Dividend Index Portfolio and Power Momentum Index Portfolio

By: /s/_________________________________	By: /s/_______________________________
Name: Andrew Rogers	Name: William B. Dowler
Title: President	Title: Treasurer

Appendix A

Fund	Operating Expense Limit

Power Dividend Index Portfolio
Class 1 Shares	1.25%
Class 2 Shares	2.50%

Power Momentum Index Portfolio
Class 1 Shares	1.25%
Class 2 Shares	2.50%

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PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY*!**

Shareholder's Registration Printed Here

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-___-____ to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-___-____ Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **123456789**

POWER MOMENTUM INDEX PORTFOLIO

[POWER DIVIDEND INDEX PORTFOLIO]

a series of Northern Lights Variable Trust

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jim Colantino, Andrew Rogers and Stephanie Shearer each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Special Meeting") of Power Momentum Index Portfolio [or Power Dividend Index Portfolio] , a series of Northern Lights Variable Trust (the "Trust") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on April _, 2017 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE SPECIAL MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free **1-800-___-____**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April [_], 2017. The proxy statement for this Special Meeting is available at: proxyonline.com/docs/[ ].pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

POWER MOMENTUM [DIVIDEND] INDEX PORTFOLIO **PROXY CARD**

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Portfolio's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ●

PROPOSAL:

	FOR	AGAINST	ABSTAIN
To approve an Investment Advisory Agreement by and between Northern Lights Variable Trust, on behalf of the Power Momentum [Dividend] Index Portfolio and W.E. DONOGHUE & CO., LLC, with respect to the Power Momentum [Dividend] Index Portfolio.	O	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]